                         Consent of Independent Auditors




To the Shareholders and Board of Trustees of Smith Barney Investment Funds:

We consent to the incorporation by reference, in this Prospectus and Statement of Additional Information, of our report dated June 12, 2002, on the statement of assets and liabilities for the Smith Barney Hansberger Global Value Fund of Smith Barney Investment Funds Inc. ("Fund") as of April 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and for the period from December 19, 1997 (commencement of operations) to April 30, 1998. These financial statements and financial highlights and our report thereon are included in the Annual Report of the Fund as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in the Statement of Additional Information.



                                                                        KPMG LLP

New York, New York
August 23, 2002

                          Independent Auditors' Consent



To the Shareholders and Board of Directors of Smith Barney Investment Funds Inc.:

We consent to the incorporation by reference, with respect to the portfolios listed below for the Smith Barney Investment Funds Inc. (the "Funds"), in the Prospectus and Statements of Additional Information, of our reports dated June 12, 2002, on the statements of assets and liabilities as of April 30, 2002, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods described below. These financial statements and financial highlights and our reports thereon are included in the Annual Reports of the Funds as filed on Form N-30D.

We also consent to the references to our firm under the headings "Financial Highlights" in the Prospectus and "Counsel and Auditors" in these Statements of Additional Information.


Portfolios
----------

Smith Barney Premier Selections Global Growth Fund
                                Statements of Changes in Net Assets     Year ended April 30, 2002 and the
                                                                        period from June 30, 2000 (commencement
                                                                        of operations) to April 30, 2001
                                Financial Highlights                    Year ended April 30, 2002 and the period
                                                                        from June 30, 2000 (commencement of
                                                                        operations) to April 30, 2001


Smith Barney Premier Selections All Cap Growth Fund
                                Statements of Changes in Net Assets     Year ended April 30, 2002 and the period
                                                                        from June 30, 2000 (commencement of
                                                                        operations) to April 30, 2001
                                Financial Highlights                    Year ended April 30, 2002 and the period
                                                                        from June 30, 2000 (commencement of
                                                                        operations) to April 30, 2001


Smith Barney Premier Selections Large Cap Fund
                                Statements of Changes in Net Assets     Two-year period ended April 30, 2002
                                Financial Highlights                    Two-year period ended April 30, 2002 and
                                                                        the period from August 31, 1999
                                                                        (commencement of operations) to
                                                                        April 30, 2000



                                                                        KPMG LLP
New York, New York
August 23, 2002